Exhibit 10.20
                     Lease with JRG/Lynn Associates 10/18/96




                               AGREEMENT OF LEASE





                                     BETWEEN






                                 LYNN ASSOCIATES







                                       AND





                             ON-SITE SOURCING, INC.







                -------------------------------------------------


                               JEROME GOULB REALTY

                               Waterview Building
                             1925 North Lynn Street
                           Arlington, Virginia  22309
                            Telephone:  703-243-0600





                              LEASE AGREEMENT INDEX



Article                       Page      Article                            Page

    1    Description of Premises   1    17   SUBORDINATION                 8

    2    TERM                      1    18   TENANT HOLDING OVER           8

     3    RENT BASIC RENT          1     19  WAIVER AND NOTICE             8
           COST OF LIVING
           ADJUSTMENT

     4    ADDITIONAL RENT          3     20   MISCELLANEOUS                8

     5   UTILITIES AND             4     23    ENTIRE AGREEMENT            9

     6    ASSIGNMENT AND           4     23    NOTICE AND DEMAND           9

     7    USE OF PREMISES          4     24   RULES & REGULATIONS          9

     8    DEFAULTS                 4     25   QUIET ENJOYMENT              9

     9    MAINTENANCE AND          6    26    WAIVER OF TRAIL BY JURY       9

    10   PRE-OCCUPANCY             6    27    GOVERNING LAW
       11   SURRENDER &            6    28    MUTUAL WAIVER OF              9
            RESTORATION

     12   INSURANCE &              6    29    SECURITY DEPOST               9
            INDEMNIFICATION

      13  RELOCATION               7    30    ADDENDUM                     10

      14   LANDLORD'S RIGHT        7          SIGNATURES                   10
              OF ACCESS

      15   FIRE CLAUSE             7            EXHIBIT "A"-Floor Plan

      16   CONDEMNATION             8          EXHIBIT "B" - Schedule of
Construction

                                                EXHIBIT "C" - Rules and
                                                Regulations

                                 LEASE AGREEMENT

This Lease Agreement, made this 18 day of October, 1996, by and between LYNN ASSOCIATES, hereinafter called "Landlord", and ON-SITE SOURCING, INC., hereinafter call "Tenant".

                                   WITNESSETH

PREMISES 1.01 - In consideration of the rents, mutual covenants and agreements hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby leasee from Landlord, for a term and upon the conditions hereinafter provided, approximately 31,000 square feet on the 6 & 7 floor of the ________ located at 1111 N. 19th Street, Arlington, VA such space being hereinafter called "the Premises", and delineated on the plan attached hereto and made a part hereof as Exhibit "A", reserving, however, to Landlord, space for necessary pipes and wires leading to and from the portions of the Building not hereby leased, which will not unreasonably interfere with Tenant's use of the Premises. Landlord expressly reserves the right to change the name of the Building without notice to or consent of Tenant.

Term 2.01 - The term of this Lease shall commence on the first to occur of the following events, which shall hereinafter be called the "Commencement Date"

     (A) The date Tenant or anyone claiming through or under Tenant, first occupies the Premises for business, or

     (B)  The    lst  day of January, 1997.

2.02 ---  The term of this Lease shall terminate at twelve o'clock (12:00 a.m.)
midnight, on the last day f the calendar month which completes   FIVE (5 ) years
of tenancy hereunder, which shall hereinafter be called the "Expiration Date".

2.03 -- If delivery of possession of the Premises shall be delayed beyond the date specified above for the commencement of the term of this Lease for any cause whatsoever, Landlord shall not be liable to Tenant for any damage resulting from such delay and Tenant's obligation to pay rent shall be suspended and abated until possession of the Premises is delivered. In the event of such a delay, it is understood and agreed that the Commencement Date shall also be postponed until delivery of possession and the Expiration Date shall be correspondingly extended if the term of this Lease shall not have commenced within twelve (12) months after the date set forth in paragraph 2.01A, then this lease shall become void and of no further force and effect and the parties hereto shall be relieved of all obligations hereunder. Notwithstanding any provision contained herein to the contrary, in no event shall there be any abatement of rent or postponement of the Commencement Date in the event the delivery of possession shall be delayed due to any act(s) of Tenants, its agents, employees or contractors.

2.04 - Landlord and Tenant mutually agree to do all things required of them by the provisions of this Lease in order that the commencement of the term hereof shall not be delayed, and to fully cooperate with each other for such purpose. Time is of the essence in all matters hereunder.

2.05 - Within thirty (30) days after the Commencement Date has been determined, Landlord and Tenant, will confirm such Commencement Date and the Expiration Date hereof by an appropriate written agreement.

2.06 -- Tenant's initial occupancy of the Premises shall be deemed an acknowledgment by Tenant that the Premises are then in good and tenantable condition and that Landlord has performed all preoccupancy work in accordance with Exhibit "B" of this Lease.

* 3.01 - BASIC RENT Tenant covenants and agrees to pay to Landlord throughout the full term of this Lease, but subject to adjustments as hereinafter provided, an annual guaranteed basic rent, hereinafter called "Basic Rent", initially in
the sum of   FOUR HUNDRED AND FIFTY THOUSAND DOLLORS ($450,000),  per annun, payable in equal monthly installments of THIRTY SEVEN THOUSAND FIVE HUNDRED DOLLARS $37,500.00), each, in advance, on the first day of each calendar month during the term hereof. The rent installment for the first calendar month of the term hereof shall be paid at the time of execution and delivery of this Lease. The Basic Rent Includes an appointment for the "Core" for the "Corridor" attributable to the Premises leased hereunder.

3.02 -- If the Commencement Date shall occur on a date other than the first day of any calendar month, Tenant shall pay to Landlord on the first day of the month next succeeding the month in which the Commencement Date shall occur, a sum equal to $,1250.00 multiplied by the number of calendar days in the period from and including the Commencement Date to and including the last days of the month in which the Commencement Date shall occur. Such payment, together with the sum paid by Tenant upon the execution of this Lease, shall constitute payment of the rent for the period from and including the Commencement Date to and including the last day of the next succeeding calendar month.

3.03 -- All payments of Basic Rent, additional rent (as hereinafter provided) and other payments to Landlord required hereunder shall be made without demand, deduction or off-set, in cash or by check payable to Landlord, or its designated Agent, and shall be delivered to its office LYNN ASSOCIATES c/o J.G. REALTY, INC., 1925 N. LYNN STREET, #1200 ARLINGTON, VA 22209 or to such other party and place as may be designated by notice in writing from Landlord to Tenant, from time to time.

3.8 -- Any monthly installations of Basic Rent not paid within ten (10) days of the due date shall be subject each month to a late charge equal to five (5%) of the sum then due. All other rent and all other payments becoming due hereunder (including additional rent) shall bear interest at the rate of five (5%) percent per month from and after the first calendar day of the month following the date when the same first became due and payable.

3.09 -- No payment by Tenant or receipt and acceptance by Landlord of a lesser amount than the Basic Rent, additional rent or other payments to Landlord required hereunder shall be deemed to be other than part payment of the full amount then due and payable, nor shall any endorsement or statement on any check or any letter accompanying any check for payment of rent or other payment, be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance due and payable, or pursue any other remedy in this Lease provided.

UTILITIES AND SERVICE 5.01 - Landlord covenants and agrees that it will without additional charge furnish:

  (a) heat and air conditioning to maintain the Premises at a reasonably comfortable temperature between the hours of 8:00 a.m. and 6:00 p.m. Monday through Friday of each week and 8:00 a.m. and 1:00 p.m. on Saturday of each week, except holidays recognized by the U.S. Government:

  (b) electricity for lighting purposes and operation of ordinary office appliances, including computers, large copiers and other equipment required heavier than normal office use of electricity.

  (c) full elevator service, for such hours on such days as set forth in paragraph (a) preceding, and limited service at all other times;

 * (d) janitor and char services, for executive offices only, Monday through Friday of each week, except holidays recognized by the U.S. Government.
* No charge service for production areas.

5.02 -- Landlord reserves the right to interrupt, curtail, stop and suspend ( i ) the furnishing of heat and air conditioning, electrical service, elevator and janitor and char services and (ii) the operation of the water and sewer systems, when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvement in the reasonable judgment of Landlord desirable or necessary to be made, or of difficulty or inability in securing supplies of labor, or of strikes, or of any other cause beyond the reasonable control of Landlord, whether such other cause be similar or dissimilar to those hereinabove specifically mentioned, until said cause has been removed. There shall be no diminution or abatement or rent or other compensation due from Tenant to Landlord hereunder, nor shall this Lease be affected or any of Tenant's obligations hereunder be reduced, and Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of service or systems as in this Article 5 above provided, except that Landlord shall exercise reasonable diligence to eliminate the cause of same.

ASSIGNMENT AND SUBLETTING 6.01 - Tenant will not assign, transfer, mortgage or encumber this Lease without obtaining the prior written consent of Landlord, nor shall any assignment of transfer of this Lease be effectuated by operation of law or otherwise without giving Landlord thirty (30) days written notice of Tenant's bonafide proposed assignment or proposed subletting of all or any part of the Premises. Within thirty (30) days from receipt of said notice, Landlord shall have the right, at its option, to either release Tenant from its Lease for such space, or to sublet all or any part of the Premises for Tenant at the same rental Tenant is paying Landlord with the right to further sublease such space. In the event Landlord does not exercise either its rights of release or its right to sublet all or part of the Premise within thirty (30) days from receipt of said notice, Tenant may proceed with such assignment or subleasing, subject to Landlord's reasonable right of consent as provided above. The consent by Landlord to any assignment, transferee, subtenant or occupancy constitute a waiver of, or release of Tenant from, any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Tenant from giving Landlord said thirty (30) days notice or from obtaining the consent in writing of Landlord to any further assignment or subletting. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay rent directly to Landlord. Any attempted assignment or subletting made by Tenant without Landlord's prior written consent shall be null and void at the option of Landlord.

USE OF PREMISES 7.01 - Tenant covenants to use the Premises only for general office purposes for carrying on the business of general offices & copy center and to permit Landlord to transmit heat, air conditioning, water and electric current through the Premises at all time at the discretion of Landlord, provided, however, that Landlord shall not exercise this right in such a way as to unreasonably inconvenience Tenant, or unreasonably interfere with Tenant's use of the Premises.

DEFAULTS 8.01 - Each of the following events (hereinafter called an "Event of Default") shall be a default hereunder by Tenant and a breach of this Lease:

(a) If Tenant shall violate any covenant or agreement providing for the payment or additional rent and such violation shall continue for five (5) days after notice from Landlord to Tenant.

(b) If Tenant shall assign, transfer, encumber, sublet or permit the use of the Premises by others, except in a manner permitted in Article 6.
(c) If the Premises are vacated or abandoned by Tenant, whether or not rent is in default.
(d) If the estate of Tenant be transferred or passed to, or devolve upon, any other person or corporation by operation of law.

           If Tenant shall (i) generally not pay Tenant's debts as such debts become due, (ii) come insolvent (iii) make an assignment for the benefit of creditors (iv) file, be the entity subject to, or acquiesce in a petition in any court (whether or not filed by or against Tenant pursuant to any statute of the Untied States or any State, and whether or not for a trustee, custodian, receiver, agent, or other officer, for Tenant or for any portion of Tenant's property) in any proceeding whether bankruptcy, reorganization, composition, extension, arrangement, insolvency proceedings, or otherwise.

(e) If Tenant shall be in default in fulfilling any of the other covenants and conditions of this Lease and such default shall continue for fifteen (15) days after written notice thereof from Landlord to Tenant.

8.02 - During the continuance of any such Event of Default, Landlord may, at its option, refrain from eliminating Tenant's right of possession and enforce against Tenant the provisions of this Lease for the full term thereof, or give to Tenant a written notice of its intention to terminate this Lease, in which latter event the term hereof shall expire at noon upon the fifth day following the date upon which such notice is given as fully and completely as if that day were the date fixed for the expiration of the term, without the necessity of any legal process whatsoever and Tenant hereby waives any statutory or other notice to quit; provided always, however, that Tenant shall remain liable to pay the monthly deficiencies throughout the full stated term of this Lease, as hereinafter provided. Tenant upon such a termination of this Lease shall thereupon quit ad surrender the Premises to Landlord, its agents or representatives may, immediately or at any time thereafter, either by summary dispossession proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to prosecution or damages therefore (and no possession of the Premises). Tenant specifically acknowledges that, without prejudice to any other right or remedy Landlord may have, Landlord may after the giving of the notice hereinabove referred to, cease to supply any services to be supplied by it hereunder and may interrupt electrical service to the Premises.

8.03 -- In the event of such reentry or retaking by Landlord, Tenant shall nevertheless remain in all events liable for the full rental to the date or retaking or reentry, and Tenant shall also be and remain liable for damages for the deficiency or less of rent as well as all related expenses which Landlord may thereby sustain in respect of the balance of the term; and in such case Landlord reserves full power, which is hereby acceded to by Tenant, to let the Premises for the benefit of Tenant in liquidation and discharge, in whole or in part, as the case may be, of the liability of Tenant under the terms and provisions of this Lease, and such damages if ascertainable, and related expenses at the option of Landlord, may be recovered by it at the time of the retaking or reentry, or in separate actions, from time to time, as Tenant's obligation to pay rent would have accrued if the term had continued, or from time to time as said damages and related expenses shall have been made more easily ascertainable by relettings of the Premises; or such action by Landlord may at the option of Landlord be deferred until the expiation of the term, in which latter event the cause of action shall not be deemed to have accrued until the date of the termination of said term. All rents received by Landlord in any such reletting shall be applied first to the payment of such expenses as Landlord may have incurred in recovering possession of the Premises and in reletting the same, second to the payment of any costs and expenses incurred by Landlord either for removing alterations, making necessary repairs to the Premises or incurring any default on the part of Tenant in any covenant or condition herein made binding upon Tenant and last any remaining rent shall be applied toward the payment of rent due from Tenant under the terms of this Lease, with interest at the maximum legal limit; and any consequential damages and Tenant expressly agrees to pay any deficiency then remaining.

8.04 - The provisions of this Article are subject to the Bankruptcy Laws of the United States which may, in certain cases, limit the rights of Landlord to enforce some other provision of this Article in proceedings thereunder. To the extent that no limitations exist by virtue thereof, the remaining provisions hereof shall not be affected thereby, but shall remain in full force and effect. No fiduciary by whatever name, in dominion or control of, or having custody of or title to, any property of Tenant, or acting under the purported authority of any law, may assume or assign this Lease without the prior written consent of Landlord. Whenever any such fiduciary acts under the Bankruptcy Laws of the United States which nullify, ignore, or do not require, consent of Landlord, the provisions of such laws must be fully satisfied before assignment or assumption hereof may become effective. If the property of Tenant is under administration pursuant to the provisions of Bankruptcy Laws of the United States, then no claim of Landlord for failure or refusal of Tenant to perform the covenants of this Lease, shall exceed amounts allowable thereunder.

8.05- Landlord shall have a lien for payment of the rent aforesaid upon all of the goods, wares, chattels, furniture and other personal property of Tenant which, may be in or upon the Premises. Tenant hereby specifically waiving and all exemptions allowed by law; and such lien may e enforced in any other lawful manner at the option of Landlord.

     MAINTENANCE AND REPAIRS 9.01 - Subject to reasons beyond its control, Landlord agrees, at its expense to maintain and keep in repair the Premises and replace florescent tubes in Building standard lighting fixtures during the term of this Lease, except for damages caused by Tenant, its agents, employees, visitors, licensees, contractors or suppliers, and except for items installed for Tenant not of Building standard materials. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience annoyance or injury to business arising from the making of any repairs in or to any portion of the Premises or the Building (or in or to fixture, appurtenances or equipment thereof).

9.02 - Tenant shall take good care of the Premises and the fixtures, appurtenances and equipment therein and, at its sole cost and expense, make such repairs thereto through Landlord or Landlord's contractors, unless Landlord waives such requirement, necessitated by the negligence of Tenant, its agents', employees, visitors, licensees, contractors or suppliers or by the use of the Premises in a manner contrary to the purposes for which same are leased to Tenant, as and when needed to preserve them in good order and condition, fair wear and tear excepted. All damage or injury to the Premises (and to the fixture, appurtenances and equipment therein) or to the Building caused by Tenant, its agent, employees, visitors, licensees, contractors or suppliers, moving, installing or removing furniture, equipment or other property in, within or out of, the Premises or Building, shall be replaced, restored or replaced promptly at Tenant's sole cost and expense, to the reasonable satisfaction of Landlord, through Landlord or its contractors, unless waived by Landlord. All aforesaid repairs, restorations and replacements shall conform to the standards of the Building. In the event Tenant shall fail to order such repairs, restorations and replacements, structural, non-structural, or otherwise, and pay the same through Landlord or its contractors unless waived by Landlord, then Landlord shall have the right to make such necessary repairs, restorations and replacements and any change or cost so incurred by Landlord shall be paid by Tenant to Landlord as additional net payable with the installation remedy granted to Landlord and not in limitation of any other rights and remedies which Landlord has or may here in said circumstance.

10.2 - Tenant will not paint the Premises or made or permit anyone to make any alterations in or additions thereto not authorized under Exhibit "B" nor will tenant subsequently install any equipment of any kind that will require any alterations or additions to our the use of the Building's water system, heating system, plumbing system, air conditioning system, or the electric system, nor will Tenant install a television antenna on the roof without the prior written consent of Landlord. If any such alterations or additions are made without such consent, Landlord may correct or remove them and Tenant shall be liable for any and all expenses incurred by Landlord in the performance of this work.

SURRENDER & RESTORATION 11.01 - Tenant agrees to remove from the Premises, at the expiration or other termination of this Lease, all goods and effects not belonging to Landlord, and to surrender possession of the Premises and all fixtures and furnishings connected therewith in good repaid, order and condition in all respects, have made any alterations, additions, installations or modifications in or to the Premises, whether consented to be Landlord or not, Tenant shall, if requested to do so by Landlord in writing prior to the expiration of the term of this Lease, remove the same or such thereof as may be specified in such notice, and repair any damage caused by such removal, all a Tenant's expense. If Tenant shall fail to perform any of the foregoing obligations, Landlord is authorized to do so in Tenant's behalf and to sell such articles and effects left on the Premises as may be saleable. The proceeds of any such sale shall be applied toward the expenses thus incurred, and Tenant agrees to pay any balance promptly.

INSURANCE & INDEMINIFICATION 12.01 - Tenant shall, at its cost and expense, obtain and maintain during the term of this Lease, public liability insurance respecting Tenant's use and occupancy of the Premises and approaches thereto protecting Landlord and Tenant, with a combined single limit of not less than $1,000.000.00 for bodily injury and property damage liability. Landlord shall be named as additional insured on such liability insurance. Tenant shall furnish Landlord with evidence of such insurance upon request. Landlord shall maintain a policy or policies covering the parking and other pubic areas of the Building providing a combined single limit of not less than $1,000.000.00 for bodily and property liability.

12.02- Tenant hereby agrees to make no claim against Landlord and agrees to assume the responsibility of defending, at Tenant's expense, any claim which shall be made against Landlord by any agent, employees, licensee or invitee of Tenant or by others claiming the right to be on or about the Premises through or under Tenant for any injury, loss or damage to person or property occurring upon the Premises or the facilities in or adjacent thereof from any cause other than the negligence of Landlord. Tenant shall save Landlord, its agents and employees harmless and indemnified from all loss, damage, liability or expense (including without limitation, reasonable attorneys' fees and all court costs) incurred, suffered or claimed by reason of Tenant's neglect or the use of the Premises or facilities in or adjacent thereto, or by reason of any injury, loss or damage to any person or property thereon not caused by the negligence of Landlord, and to be answerable for all nuisances caused or suffered thereon.

12.03- In no event shall Landlord, including any successor or assignee of all or any portion of Landlord's interest in the Building, be personally liable of accountable with respect to any provision of this Lease. If Landlord shall be in breach or default with respect to any obligation hereunder or otherwise, Tenant agrees to look for satisfaction solely to the equity of Landlord in the Building. The liability of Landlord, or other entity comprising Landlord, shall in no event exceed the amount of such equity and no other assets of Landlord (or any partners, stockholders or officers of Landlord) shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies. In the event Landlord transfers this Lease, other than as security for a mortgage, the Landlord (and, in the case of any subsequent transfers or conveyances, the than grantor) shall, upon such transfer and acceptance by the transferee be relieved from all liability and obligations hereunder arising after such transfer.

12.04 - All personal property of Tenant, its agents, employees, visitors, licensees, contractors or suppliers, in and on the Premises, shall be and remain at their sole risk, and Landlord shall not be liable to them for any damage to, or loss of, such personal property arising from any act of negligence of any other persons, or resulting from fire, explosion, failing plaster, rain or snow, or from the leaking of the roof, or from the bursting, leaking or overflowing of water, sewer or steam pipes, or from heating or plumbing fixtures or from electrical wires or fixtures or from any other cause whatsoever.

RELOCATION 13.01 - Landlord shall have the right, by giving sixty (60) days' advance notice to Tenant, to require Tenant to relocate its office from the Premises to substitute office space to be provided by Landlord as hereinafter set forth. Such relocation shall be completed within thirty (3) days after the date in which the substitute space is ready for occupancy or sixty (60) days after such notice, whichever occurs later. If Landlord gives Tenant with substitute office space with the Building, and Tenant agrees to accept the same, and Landlord's further agrees that it will, at its expense, move Tenant and Tenant's furniture, office equipment and other personal property to such substitute office space. The substitute office space furnished by Landlord shall be finished in substantially the same manner and to the same extent as the finishing of the Premises required by Exhibit "B", and shall otherwise contain the same or greater net leasable area as the Premises. Landlord and Tenant each agree that from after the date on which Tenant assumes possession and occupancy of the substitute office space the provisions of this Lease shall cease to apply to the Premises (except for obligations under this Lease accrued prior to such date) and shall thereafter apply to the substitute office space to the same extend as if this Lease, as applied with respect to such substitute office space, shall not be deemed to have been extended beyond the Expiration Date specified in paragraph 2.02.

LANDLORD'S RIGHTS OF ACCESS 14.01 - Landlord may, at time during Tenant's occupancy during reasonable business hours, enter, either to view the Premises or to show the same to others, or to make repairs to the Building, or to introduce, replace, repair, alter or make new or change existing connections from any fixtures, pipes, wires, ducts, conduits or other construction therein or remove, without being held responsible therefore, placards, signs, lettering, window or door coverings and the like not expressly consented to by Landlord.

14.02- Landlord may, within one hundred eighty (180) days next preceding the Expiration Date, enter to place and maintain notices for letting, free from hindrance or control of Tenant, and to show the Premises to prospective tenants thereof at times which will not unreasonably interfere with Tenant's business. If Tenant shall vacate the Premises during the last month of the term of this Lease, Landlord shall have the unrestricted right to enter the same after Tenant's moving to commence preparations for the succeeding tenant or for any other purpose whatever, without affecting Tenant's obligation to pay rent for the full term.

FIRE CLAUSE 15.01 - This Lease is made on condition that, if the Premises or any part thereof, or the elevators, hallways, stairways or other approaches thereof, be damaged or destroyed by fire or other casualty from any cause so as to render the Premises and/or approaches unfit for use and occupancy, a just and proportionate part of the rent, according to the nature and extent of the injury to the Premises and/or approaches, shall be suspended or abated until the Premise and approaches have been put in as good condition for use and occupancy as at the time immediately prior to such damage or destruction. Landlord will proceed at its expense and as expeditiously as may be practicable to repair the damage, unless, because of the substantial extent of the damage or destruction, even though the Premises may not be damaged or destroyed, Landlord should decide not to repair or restore the Premises or the Building, in which

event and at Landlord's sole option, Landlord may terminate this Lease forthwith, by giving Tenant a written notice of its intention to terminate within ninety (90) days after the date of the casualty. In no event shall Landlord be required to expend any sums for the repair or replacement of any of Tenant's personal property located within the Premises.

CONDEMNATION 16.01 - This Lease shall be terminated and the rental payable hereunder shall be abated from the date of such termination in either of the two following events, namely: ( i )the forceable leasing or condemnation of the Premises or any part thereof by any competent authority under right of eminent domain for any public or quasi-public use or purposes, or ( ii) the condemnation by competent authority under right of eminent domain for any public or quasi-public use or purpose of 25% of more of the Building. The forceable leasing by any competent authority of any portion of the Building other than the Premises will have no effect whatever upon this Lease. In case of any taking or condemnation, whether or not the term of this Lease shall cease and terminate, the entire award shall be the property of Landlord, and Tenant hereby assigns to Landlord all its rights, title and interest, in and to any such award. Tenant, however, shall be entitled (if permitted under applicable laws) to claim, prove and receive in the condemnation proceedings such awards as may be allowed for fixtures and other equipment installed by it, but only if such awards shall be made by the Court in addition to the award made by it to Landlord for the land and improvement or part hereof so taken and shall not reduce the award to which the Landlord would otherwise be entitled.

NOTICES & DEMANDS 23.01 - All notices required or permitted hereunder shall be deemed to have been given if mailed in the any United States Post Office be certified or registered mail, postage prepaid, addressed to Landlord or Tenant, respectively, at the following addresses or to such other addresses as the parties may designate in writing from time to time.





LYNN ASSOCIATES                    ON-SITE SOURCING, INC.

c/o J. G. Realty Inc.                   1111 North 19th Street, #600

1925 North Lynn Street, #1200           Arlington, Virginia   22209

23.02 - Tenant hereby elects domicile at the Premises for the purposes of service of all notices, writs of summons, or other legal documents, or process, in any suit, or proceeding which Landlord may undertake under this Lease.

RULES AND REGULATIONS 24.01 - Tenant, its agent, employees and invitees shall comply with and observe all reasonable rules and regulations concerning the use, management operation, safety and good order of the Building which may from time to time be promulgate by Landlord. Initial rules and regulations, which shall be effective until modified by Landlord are attached hereto as Exhibit "C".

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QUIET ENJOYMENT 25.01 - Landlord covenants and agrees with Tenant that upon
Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises hereby demised; subject, nevertheless, to the terms and conditions of this Lease, and to the mortgages and deeds of trust hereinbefore mentioned.

WAIVER OF TRIAL BY JURY 26.01 - Landlord and Tenant each agree to and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and/or any claim of injury or damage, and any statutory remedy.

GOVERNING LAW 27.01 - This Lease shall be constructed and governed by the laws in the State in which the Building is located. Should any provision of this Lease and/or its conditions be illegal or not enforceable under the laws of said State, it or they shall be considered severable, and this Lease and its conditions shall remain in force and be binding upon the parties as though the said provisions had never been included.

MUTUAL WAIVER OF CLAIMS 28.01 - Anything herein contained to the contrary, to the extend of the face amount of their respective insurance coverage, the Landlord and Tenant do each hereby release the other from any and all liability for any loss or damage to their respective properties cause by fire or any of the other casualties covered by the risks included in "All Risk" coverage notwithstanding that such fire or other casualty shall have resulted frame the act, omission or negligence of Landlord, Tenant, or their respective agents, employees, licensees or contractors. Landlord and Tenant agree to cause their respective insurance policies covering the Building and/or the Premised and contents thereof to contain an appropriate endorsement whereby the Insurer agrees that the insurance policy and coverage will not be invalidated by reason of the foregoing waiver of the right of recovery against Landlord or Tenant, respectively, for loss occurring to the properties or to the persons thereof covered by such policies, and whereby such insurers also waive any right of subrogation against the Landlord and Tenant (as the case may be), and each party will, upon request, deliver to the other a certificate evidencing such waiver of subrogation by the insurer.

* SECURITY DEPOSIT 29.01 -- Landlord herewith acknowledges receipt from Tenant of the total sum of ONE THOUSAND FIVE HUNDRED ($1,500.00) which sum shall be applied by Landlord as follows:

(a)  The sum of  -0- ($    -0- ) towards the first monthly payment under this
  Lease; and     00/100

      LANDLORD ACKNOWLEDGES TRANSFER OF $1,500.00 FROM TENANTS ORIGINAL LEASE.

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(b)  The sum of ONE THOUSAND FIVE HUNDRED ($ 1,500.00)  which shall be held by the Landlord as a security deposit for the faithful performance of all of the covenants, conditions which shall be held by the Landlord as a security deposit for the faithful performance of all of the covenants, conditions and agreements of this Lease; but in no event shall Landlord be obligated to apply the same on rents or other charges in arrears or on damages from Tenant's failure to perform the said covenants, conditions and agreements. Landlord may so apply the security at its option, and Landlord's right to the possession of the Premises for nonpayment of rent or for any other reason shall not, in any event, be affected by reason of the fact that the Landlord holds the security. The said sum, if not applied towards the payment of rent in arrears or towards the payment of damages suffered by Landlord by reason of Tenant's breach of covenants, conditions and agreements of this Lease, is to be returned to Tenant when this Lease is terminated, according to these terms, and in no event is the said security to be returned until the Tenant has vacated the Premises and delivered possession, pursuant to Article 11 hereof, to Landlord. In the event that Landlord repossess the Premises because of Tenant's default or because of Tenant's failure to carry out the covenants, conditions and agreements of this Lease, Landlord may so apply the said security against damages as may be suffered or which accrue thereafter by reason of Tenant's default or breach. Said deposit shall not be deemed to limit the amount of any claim which Landlord may have the right to recover against Tenant for any default under this Lease.

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ADDENDUM 30.01 -

30.01 LANDLORD TERMINATION: Landlord may terminate this lease anytime after December 31, 1999 by giving the tenant six (6) months prior written notice.

30.02 CONDITION OF SPACE; Tenant has inspected premises and accepts the space in "as in" condition. The tenant will at his sold cost and expense remodel the space to mutually agreeable plans and specifications. All work done by Tenant shall be according to local building codes and of building material consistent with building standards.

30.03 EARLY POSSESSION: Tenant shall have access to space, immediately upon signing the lease at no charge until January 1, 1997.

30.04 PREVIOUS LEASES: Tenant obligations on previous lease and all addendum's shall be superseded by this lease on December 31, 1996.

30.05 PARKING: Tenant shall receive four (4) monthly parking permits and parking/access for loading, four (4) vans, for the entire term of this lease.








     IN WITNESS WHEREOF, Landlord and Tenant have hereunto executed this Lease as of the date first above written.

WITNESS:


_____________________________ By: _______________________________  (Seal)

_____________________________ By:  _______________________________ (Seal)



                                                             Landlord
WITNESS OR ATTEST:

____________________________               _____________________________________

____________________________  _____________________________________
                                                   Tenant